INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS MONEY MARKET FUND
              INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS TRUST

                                  ANNUAL REPORT
                                  June 30, 1998




















Manager and
Investment Advisor:              Cadre Financial Services, Inc.

Custodian:                       Bank One Columbus, NA

Counsel:                         Drinker Biddle & Reath LLP

Distributor:                     Cadre Financial Services, Inc.
                                 (through its affiliate Cadre Securities, Inc.)

Independent Accountants:         PricewaterhouseCoopers LLP

TO OUR PARTICIPANTS
--------------------------------------------------------------------------------

         The Investment Services for Education Associations Trust ("ISEA") was started on October 1, 1997 with a goal to provide our schools with a high quality investment program that would establish safety of principal and liquidity as the primary objectives, while offering the best possible interest rates.

         The professional support team of Bank One Columbus, as custodian, Cadre Financial Services, Inc. as investment advisor, marketing firm and administrator, PricewaterhouseCoopers LLP as independent accountants and Drinker, Biddle & Reath, LLP as legal counsel, continues to work with your Board to insure that the Fund continues to operate to meet this goal.

         The fiscal year which ended June 30, 1998, saw school district assets on deposit in ISEA programs at a total of $11 million, with $7 million in the liquid series and $4 million in fixed-term investments. A total of 40 school districts and educational service units participated in the Fund.

         The liquid and fixed-term programs are extremely important to you because they characterize the result of an effective partnership of school boards, school business officials, school administrators and professionals working for the benefit of the children in our public schools and the taxpayers who pay the bills.

         These different programs have allowed each participating school district to maximize earnings, while tailoring investments to meet their individual needs. If you are not making full use of the liquid series, the money market fund with check-writing capabilities, you might want to take a closer look at how you can increase your earnings by taking advantage of this investment opportunity. As we move into a period of reduced funds and tighter budgets, every dollar must be stretched to the maximum. Having your operating funds invested until they are needed is one way to do this.

         Your Trustees and all of those associated with ISEA look forward to serving you in the future. We promise to continue to work hard to help you maximize your investment return, and help you manage the educational resources available to you for the greater benefit of our children.

Sincerely,

The ISEA Board of Trustees and Officers

                                    BOARD OF TRUSTEES


Dr. Richard I. Bauer                        Cadre Securities, Inc.

Dr. Ronald E. Everett                       Northern Illinois University

Dr. Dale G. Jensen                          Minnesota Assoc. of School
                                             Administrators

Dr. Gerard E. Keidel                        Michigan Assoc. of School
                                             Administrators

Dr. Don I. Tharpe, Chairman                 ASBO International

Dr. Carter D. Ward, Vice Chairman           Missouri School Boards Association

Susan Merry                                 National School Boards Association

William T. Sullivan, Jr.                    Cadre Financial Services, Inc.

Ted C. Witt                                 California Assoc. of School Business
                                             Officials




                                    OFFICERS


Chairman                                    Dr. Don I. Tharpe
                                            ASBO International

Vice Chairman                               Dr. Carter D. Ward
                                            Missouri School Boards Association

Secretary/Treasurer                         William M. Sullivan, Esq.
                                            Cadre Financial Services, Inc.

ANNUAL REPORT COMMENTS - JUNE 1998

ECONOMIC OPINION - "YEAR IN REVIEW, WHAT'S AHEAD?"

The Federal Open Market Committee has left the Federal Funds level unchanged at 5.50% since the first quarter of 1997. The economy began to pick up speed through the second half of 1997. Economic weakness in Asia, accompanied by a strong U.S. dollar caused some doubt as to whether the domestic economy could continue to experience strong growth. The Federal government has achieved a budget which is balanced and may even produce a surplus. This has allowed the Treasury to reduce the size of its debt. Debt reduction has begun to reduce the availability of Treasury securities. This reduction coupled with demand from overseas investors has caused a strong U.S. Treasury market and a flat yield curve.

As we look toward the second half of 1998 and beyond, many of the concerns we had in January have neither come to be, nor can they be discounted. Economic turmoil in Japan and South East Asia has worsened. The U.S. stock market is showing more volatility, and concerns of other emerging market economies are surfacing. Indications are that the U.S. economy will continue to remain healthy into the second half of 1998. New housing is strong which will lead to purchases of consumer durables, after the GM strike auto sales are swift, consumer confidence is high, unemployment is low and inflation remains in check. This momentum should offset weakness which is coming from a decline in exports, as much of the worlds economies are experiencing varying degrees of problems.


Paul S. Hoffman
Cadre Financial Services, Inc.

REPORT OF INDEPENDENT ACCOUNTANTS


July 31, 1998


To the Board of Trustees and Participants of the Investment Services for Education Associations Trust


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Investment Services for Education Associations Trust (the "Fund") at June 30, 1998, the result of its operations for the period then ended, the changes in its net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements in accordance with generally accepted auditing standards which require the we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS MONEY MARKET FUND
INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS TRUST
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998
--------------------------------------------------------------------------------

  PRINCIPAL                                           YIELD TO
    AMOUNT       DESCRIPTION/                     MATURITY ON DATE        VALUE
(IN THOUSANDS)  MATURITY DATE                       OF PURCHASE         (NOTE 2)
--------------  -------------                       -----------         --------

BANKERS' ACCEPTANCES - (3.57%)

     $  117     Citibank                               5.78%          $  116,644
                July 20, 1998

        137     Citibank                               5.78              137,012
                July 21, 1998
                                                                      ----------

                Total bankers' acceptances                               253,656
                                                                      ----------
                (amortized cost $253,656)

COMMERCIAL PAPER - (31.49%)

        300     General Motors Acceptance Corp.        5.65              298,068
                August 12, 1998

        350     Goldman Sachs & Co.                    5.65              347,857
                August 10, 1998

        300     Merrill Lynch & Co.                    5.66              298,064
                August 12, 1998

        350     National Rural Utilities               5.64              347,808
                August 11, 1998

        300     Nations Bank Corp.                     5.70              299,582
                July 10, 1998

        300     Proctor & Gamble Co.                   5.61              298,717
                July 29, 1998

        350     Riverwoods Funding Corp.               5.65              348,015
                August 7, 1998
                                                                      ----------

                Total commercial paper                                 2,238,111
                (amortized cost $2,238,111)                           ----------


INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS MONEY MARKET FUND
INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS TRUST
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998
--------------------------------------------------------------------------------

  PRINCIPAL                                           YIELD TO
    AMOUNT       DESCRIPTION/                     MATURITY ON DATE        VALUE
(IN THOUSANDS)  MATURITY DATE                       OF PURCHASE         (NOTE 2)
--------------  -------------                       -----------         --------

REPURCHASE AGREEMENT - (21.20%)
   $  1,507     Governmental National Mortgage         5.78%        $  1,507,000
                Assoc. $1,550,000 due July 15, 1998
                (purchased June 30, 1998; subject to
                irrevocable agreement to resell to
                HSBC Securities on July 1, 1998)
                                                                    ------------

                Total repurchase agreements                            1,507,000
                                                                    ------------
                (amortized cost $1,507,000)

U.S. GOVERNMENT AGENCY OBLIGATIONS - (39.30%)

      1,000     Federal Home Loan Mortgage Corp.       5.93            1,000,000
                July 1, 1998

      1,000     Federal Home Loan Mortgage Corp.       5.59              990,757
                August 31, 1998

        800     Federal National Mortgage Assoc.       5.72              803,150
                September 10, 1998
                                                                    ------------

                Total U.S. government agency
                obligations (amortized cost $2,793,907)                2,793,907
                                                                    ------------

                Total investments - 95.56%                            6,792,674
                (amortized cost $6,792,674)

                Cash and other assets in excess
                of liabilities - 4.44%                                   315,586
                                                                    ------------

                Net assets - 100.0%                                  $ 7,108,260
                                                                    ============

INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS MONEY MARKET FUND
INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS TRUST
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
--------------------------------------------------------------------------------

                                     ASSETS

Investment in securities, at value (Note 2):

  Bankers' acceptances                                                $  253,656

  Commercial paper                                                     2,238,111

  Repurchase agreement                                                 1,507,000

  U.S. government agency obligations                                   2,793,907
                                                                      ----------

          Total investments, at value                                  6,792,674

Cash                                                                     273,122

Cash paid pending liquidation                                             53,330

Deferred organization costs (Note 2)                                      66,395

Interest receivable                                                       19,541

Other assets                                                               2,153
                                                                      ----------

          Total assets                                                 7,207,215
                                                                      ----------

                                   LIABILITIES

Custodian fee payable                                                      1,618

Audit fee payable                                                          6,000

Deferred organization costs payable (Note 3)                              66,395

Due to Cadre                                                              24,942
                                                                      ----------

          Total liabilities                                               98,955
                                                                      ----------

Net assets (equivalent to $1.00 per share on
 7,108,260 shares of beneficial interest outstanding)                 $7,108,260
                                                                      ==========



                   The accompanying notes are an integral part
                         of these financial statements.

INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS MONEY MARKET FUND
INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS TRUST
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

Investment income                                                     $ 334,408
                                                                      ---------

Expenses (Note 3):

  Manager and investment advisory fees                                    8,927

  Administration fees                                                     8,927

  Custodian fees                                                         15,863

  Audit fees                                                              6,000

  Legal fees                                                             11,350

  Liability insurance expense                                             6,459

  Consulting fees                                                         1,302

  Trustee expense                                                         2,865

  Registration expense                                                    1,000
                                                                      ---------

          Total expenses                                                 62,693

Less reimbursement of fees                                              (13,130)

Less waived fees                                                        (19,156)
                                                                      ---------

          Net expenses                                                   30,407
                                                                      ---------

Investment income - net and net increase
 in net assets resulting from operations                              $ 304,001
                                                                      =========



                   The accompanying notes are an integral part
                         of these financial statements.

INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS MONEY MARKET FUND
INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS TRUST
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                 FOR THE YEAR
                                                                                    ENDED
                                                                                JUNE 30, 1998
                                                                                -------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
          Net investment income                                                  $    304,001
                                                                                 ------------
                 Net increase in net assets resulting from operations                 304,001
                                                                                 ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
          Net investment income                                                      (304,001)
                                                                                 ------------
Total dividends and distributions to shareholders (Note 4)                           (304,001)
                                                                                 ------------

SHARE TRANSACTIONS:
          Net Proceeds from sales of shares                                        23,682,510
          Net asset value of shares issued to shareholders
           in reinvestment of dividends and distributions                             304,001
          Cost of shares redeemed                                                 (16,878,251)
                                                                                 ------------

                  Net increase in net assets resulting from share transactions      7,108,260
                                                                                 ------------

                  Total increase in net assets                                      7,108,260

NET ASSETS
            Beginning of period                                                          --
                                                                                 ------------

            End of period                                                        $  7,108,260
                                                                                 ============

OTHER INFORMATION:
Share Transactions:
          Shares sold                                                              23,682,510
          Shares issued to shareholders in reivestment of
            dividends and distributions                                               304,001
          Shares redeemed                                                         (16,878,251)
                                                                                 ------------
                 Net (decrease) increase in shares outstanding                      7,108,260
                                                                                 ============


                   The accompanying notes are an integral part
                         of these financial statements.

INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS MONEY MARKET FUND
INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998
--------------------------------------------------------------------------------
NOTE 1 - DESCRIPTION OF THE FUND

The Investment Services for Education Associations Money Market Fund (the "Fund") is an investment portfolio of the Investment Services for Education Associations Trust (the "Trust"), which is an open-end, management investment company. The Fund operates as a money market mutual fund, with the goal to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Fund is limited to investors who are education related entities. The Fund was established on December 4, 1996, with the adoption of a declaration of trust. The Fund is a diversified investment portfolio of the Trust. The Fund commenced operations on October 1, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS

The Fund has adopted Governmental Accounting Standards Statement No. 31, "Accounting and Financial Reporting for Certain Investments and for External Investment Pools" (GASB 31), at July 1, 1997. Under this Statement, the Fund's investments are reported at amortized cost, which approximates market value. The adoption of this Statement did not have a significant impact on the Fund's financial position or results of operations.

ACCOUNTING FOR INVESTMENTS

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). In computing net investment income, the Fund amortizes any premiums or discounts on securities owned. Gains or losses realized upon the sale of such securities are based on their amortized cost and are determined on the identified cost method. Interest accrued on securities purchased under agreement to resell is included in interest receivable.

INVESTMENT TRANSACTION RESTRICTIONS

The Fund is not permitted to engage in the trading of investment instruments with or through the Manager and Investment Advisor.

INCOME TAX STATUS

It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its participants. Therefore, no provision for Federal income taxes has been made.

INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS MONEY MARKET FUND
INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------


SECURITIES PURCHASED UNDER AGREEMENT TO RESELL

Securities purchased under agreement to resell entered into with certain broker dealers are secured by U.S. government or agency obligations. However, due to the short-term nature of securities purchased under agreement to resell, the Fund does not take possession of the collateral pledged, but is held by the Custodian. Securities purchased under agreement to resell are collateralized at 102% of the obligation's principal and interest value to ensure that the value of the underlying collateral is at least equal to repurchase price. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines, realization of the investment value by the Fund may be limited.

DEFERRED ORGANIZATION COSTS

Deferred organization costs will be amortized on a straight line basis over five years. Such organization costs have been advanced by the Manager and Investment Advisor, Cadre Financial Services, Inc. ("Cadre"). The Fund will reimburse Cadre for such costs ratably from October 1, 1998, through September 30, 2003.

USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 - FUND EXPENSES

INVESTMENT ADVISORY FEE

Pursuant to an Investment Advisory agreement with the Fund, the Investment Advisor, Cadre provides investment advice and generally supervises the investment program of the Fund. Cadre is entitled to a fee at an annual rate equal to 0.15% of the Fund's average daily net assets. Such fee is calculated daily and paid monthly.

ADMINISTRATION FEE

Under an Administration Agreement with the Fund, the Administrator, Cadre, services all participants accounts, determines and allocates income of the Fund, provides administrative personnel, equipment and office space, determines the net asset value of the Fund on a daily basis and performs all related administrative services. The Administrator also pays the Fund's expenses for printing certain documents and for administrative costs of the Fund (such as postage, telephone charges and computer time). Cadre is paid a fee at an annual rate equal to 0.15% of the Fund's average daily net assets.

INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS MONEY MARKET FUND
INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------
Such fee is calculated daily and paid monthly.

12B-1 PLAN

The Fund has adopted a plan in conformance with Rule 12b-1 under the 1940 Act under which the Fund may pay royalties to or may otherwise compensate an organization for certain functions. The Fund has separate agreements with the Association of School Business Officials ("ASBO International") and the National School Board Association ("NSBA"), referred to as the Consultants. Pursuant to these agreements, the Consultants will provide certain services to fund shareholders. The Consultants are paid a fee at an annual rate equal to 0.02% of the average daily net asset value of shares owned of record or beneficially by members of ASBO International and 0.05% of the average daily net asset value of shares owned of record or beneficially by members of NSBA. Such fee is calculated daily and paid monthly.

WAIVED FEES

For the period October 1, 1997 to June 30, 1998, Cadre waived its administration, investment advisory fees and consulting fees. Total waived fees were $19,156.

REIMBURSED FEES

For the period October 1, 1997 to June 30, 1998, Cadre partially reimbursed the Fund for fees associated with legal, insurance and trustee services. Total reimbursed fees were $13,130.

DUE TO CADRE

For the period October 31, 1997 to June 30, 1998, Cadre paid the expenses of the Fund for fees associated with custodian, legal, insurance and trustee services. These paid fees totaled $24,942. The Fund will reimburse Cadre for such costs ratably from July 1, 1998 through June 30, 1999.

OTHER FUND EXPENSES

The Fund pays expenses incurred by its Trustees and officers (in connection with the discharge of their duties), insurance for the Trustees, fees of the Custodian, audit fees and legal fees.

NOTE 4 - DIVIDENDS AND DISTRIBUTIONS

On a daily basis, the Fund declares dividends and distributions from its net investment income and net realized gains or losses from securities transactions, if any. Such dividends and distributions are payable to participants of record at the time of the previous computation of the Fund's net asset value.

INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS MONEY MARKET FUND
INVESTMENT SERVICES FOR EDUCATION ASSOCIATIONS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding for the nine month period ended June 30, 1998 is as follows:


                                                              For the nine month
                                                                 period ended
                                                                JUNE 30, 1998
                                                                -------------

Investment Income                                                    $    0.042

Operating expenses (Note 3)                                               0.004
                                                                     ----------

Investment income - net                                                   0.038

Dividends and distributions to participants (Note 4)                     (0.038)
                                                                     ----------

Change in net asset value                                                  --
                                                                     ----------

Net asset value, end of period                                       $     1.00
                                                                     ==========

Total investment return                                                   *5.19%

Expenses, before reimbursement/waiver                                     *1.05%

Expenses, net of reimbursement/waiver                                     *0.46%

Net investment income, before reimbursement/waiver                        *4.56%

Net investment income, net of reimbursement/waiver                        *5.10%

Number of shares outstanding at end of year                               7,108
 (in thousands)

*  annualized